April 1, 2003

Dear Shareholder:

You are cordially  invited to attend the 2003 Annual Meeting of  Shareholders of First Federal  Financial  Corporation of Kentucky (the
"Corporation") to be held at the Corporation's corporate  headquarters,  2323 Ring Road,  Elizabethtown,  Kentucky on Wednesday May 14,
2003 at 5:00 p.m.

The attached  Notice of Annual Meeting and Proxy  Statement  describe the formal  business to be transacted at the meeting.  During the meeting,  we will report on the operations of the  Corporation.  Directors and Officers of the Corporation as well as a  representative from the  Corporation's  independent  accounting  firm,  Crowe,  Chizek and Company  LLP,  will be present to respond to  questions  of shareholders.

Detailed  information  concerning  activities and operating  performance  during the six months ended December 31, 2002 is contained in our Annual Report, which is also enclosed.

Please sign, date and promptly  return the enclosed proxy card to the  Corporation.  If you attend the meeting,  you may vote in person even if you have previously mailed a proxy card.

We look forward to seeing you at the meeting.

Sincerely,

B. KEITH JOHNSON
President & Chief Executive Officer

                           FIRST FEDERAL FINANCIAL CORPORATION OF KENTUCKY
                                              2323 Ring Road
                                     Elizabethtown, Kentucky 42702-5006
                                              (270) 765-2131

                                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                       To be Held on May 14, 2003

         The Annual Meeting of  Shareholders of First Federal  Financial  Corporation of Kentucky (the  "Corporation")  will be held at the Corporation's corporate headquarters, 2323 Ring Road, Elizabethtown, Kentucky, on Wednesday, May 14, 2003 at 5:00 p.m.

         A proxy card and a proxy statement for the meeting are enclosed.

         The meeting is for the purpose of considering and acting upon:

            1.    The election of three directors of the Corporation;

            2.    Such other matters as may properly come before the meeting or any adjournments thereof.

         The Board of Directors is not aware of any other business to come before the meeting.

         Any action may be taken on any one of the  foregoing  proposals at the meeting on the date  specified  above or on any date or dates to which,  by original or later  adjournment,  the meeting may be adjourned.  Shareholders  of record at the close of business on
March 17, 2003 are the shareholders entitled to vote at the meeting and any adjournments thereof.

         You are requested to complete and sign the enclosed proxy card,  which is solicited by the Board of Directors,  and to mail it promptly in the enclosed envelope.  The proxy card will not be used if you attend and elect  to vote at the meeting in person.

         Any shareholder who wishes to obtain a copy,  without charge, of First Federal Financial  Corporation's  Annual Report on Form
10-K for the six months ended December 31, 2002, which includes financial  statements and financial  statement  schedules,  may contact
Rebecca Bowling, the Corporate Secretary, at 2323 Ring Road, Elizabethtown, Kentucky 42701, or at telephone number (270) 765-2131.

                                                              BY ORDER OF THE BOARD OF DIRECTORS

                                                              REBECCA S. BOWLING
                                                              Corporate Secretary

Elizabethtown, Kentucky
April 1, 2003

IMPORTANT:  THE PROMPT  RETURN OF PROXY CARDS WILL SAVE THE  CORPORATION  THE EXPENSE OF FURTHER  REQUESTS  FOR PROXY CARDS IN ORDER TO
INSURE A QUORUM.  A  SELF-ADDRESSED  ENVELOPE  IS  ENCLOSED  FOR YOUR  CONVENIENCE.  NO  POSTAGE  IS  REQUIRED  IF MAILED IN THE UNITED
STATES.

                                   FIRST FEDERAL FINANCIAL CORPORATION OF KENTUCKY
                                                   2323 Ring Road
                                         Elizabethtown, Kentucky 42702-5006
                                                   (270) 765-2131

                                           ANNUAL MEETING OF SHAREHOLDERS
                                                    May 14, 2003

                                                   PROXY STATEMENT

         This proxy  statement is  furnished  in  connection  with the  solicitation  of proxy cards by the Board of Directors of First
Federal  Financial  Corporation of Kentucky (the  "Corporation")  for use at the 2003 Annual Meeting of Shareholders of the Corporation
(the "Meeting") to be held at the corporate headquarters,  2323 Ring Road, Elizabethtown,  Kentucky, on Wednesday, May 14, 2003 at 5:00
p.m. The accompanying  Notice of Annual Meeting of Stockholders  and this proxy  statement,  together with the enclosed proxy card, are being first mailed to stockholders of the Corporation on or about April 1, 2003.

                                             REVOCABILITY OF PROXY CARDS

         Shareholders who execute proxy cards retain the right to revoke them at any time.  Unless revoked,  the shares  represented by proxy cards will be voted at the Meeting and all  adjournments  thereof.  Proxy cards may be revoked by written notice to the Corporate
Secretary of the  Corporation or by filing a later-dated  proxy card before voting on a particular  proposal at the Meeting.  A written notice of revocation of a proxy card should be sent to the Corporate Secretary,  First Federal Financial Corporation of Kentucky,  2323
Ring Road, P.O. Box 5006, Elizabethtown,  Kentucky 42702-5006,  and will be effective if received by the Corporate Secretary before the
Meeting.  A  previously  submitted  proxy card will also be revoked if a  shareholder  attends the  Meeting and votes in person.  Proxy cards  solicited  by the  Board of  Directors  of the  Corporation  will be  voted  in  accordance  with  the  directions  given by the shareholder.  Where no  instructions  are indicated,  the shares  represented by a signed proxy card will be voted for the nominees for director set forth below.

         The  accompanying  proxy card confers  discretionary  authority on the persons named as proxies to vote in their discretion in matters  related  to the  conduct of the  Meeting.  If one or more  persons  other  than the  nominees  named  below are  nominated  as directors,  then the named proxies or their substitutes will have the power, in their discretion,  to vote cumulatively for some number less than all nominees  named below or for such of the other  nominees as they may choose.  If any of the nominees  named below becomes unwilling or unable to accept  nomination  or  election,  then the proxies  will have the right to vote for any  substitute  nominee in place of the withdrawing nominee.

                                   VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         Shareholders  of record as of the close of  business  on March 17,  2003 are  entitled  to one vote for each  share then held, except in the election of directors,  when cumulative voting applies,  see "Cumulative  Voting." As of March 17,  2003, the Corporation
had 3,623,294 shares of common stock ("Common Stock") issued and outstanding.

         Persons  and groups  owning  more than 5% of the Common  Stock are  required by the  Securities  Exchange  Act of 1934 to file reports  regarding their  ownership.  Based on such reports,  the following table sets forth, as of March 17,  2003,  information as to beneficial  owners  of more  than 5% of the  outstanding  Common  Stock as of that  date.  The table  also  sets  forth the  beneficial ownership of all executive officers and directors of the Corporation as a group.

                                               Amount & Nature       Percent of Shares
                                                of Beneficial         of Capital Stock
                                                  Ownership             Outstanding
                                                  ---------             -----------
First Federal Financial Corporation
of Kentucky Employee Stock
Ownership Plan
2323 Ring Road
P.O. Box 5006
Elizabethtown, Kentucky 42702-5006                200,413 (1)               5.53%

All Executive Officers and
Directors as a Group (13 Persons)                 535,199 (2)              14.77%
-----------------------------------

(1)      As of the date of this proxy  statement,  all shares have been  allocated.  The voting of allocated  shares is directed by the employees.

(2)      Includes  shares owned by spouses,  or as custodian or trustee,  over which all  executive  officers and  directors as a group effectively  exercise sole voting and  investment  power.  Also includes  54,300 shares of Common Stock subject to exercisable stock options,  and 19,073 shares held by the Bank's ESOP which have been allocated to the executive  officer  participants in the group.  Each employee participant votes shares allocated to his or her account.

                                                           CUMULATIVE VOTING

         Pursuant to the  Articles  of  Incorporation  and Bylaws of the  Corporation,  every  shareholder  voting for the  election of directors is entitled to cast a number of votes  calculated by  multiplying  the number of shares the  shareholder  is entitled to vote times the number  directors to be elected.  Each  shareholder is entitled to cast his or her votes for one director or distribute those votes  among any  number of  candidates  as he or she  chooses.  The Board of  Directors  intends  to vote the  shares  represented  by completed  proxy cards  solicited by it equally  among the three  candidates  nominated by the Board of Directors.  However,  the Board reserves the right,  in its sole  discretion,  to  distribute  the votes among some or all of the nominees of the Board of Directors in another manner so as to elect as directors the maximum number of nominees possible.

                                                       PROPOSAL I - ELECTION OF DIRECTORS

         The  Corporation's  Board of Directors is currently  comprised of ten  directors,  divided into three  classes with  staggered terms.  We currently have two classes of directors with three directors in the class and one class of directors with four directors.

         At the meeting,  the  Corporation  will elect three  directors.  The Board has nominated  each of B. Keith  Johnson,  Diane E.
Logsdon,  and John L. Newcomb,  Jr. for election to a three-year  term ending at the 2006 annual  meeting.  If any nominee is unable to serve, the shares  represented by all valid proxy cards will be voted for election of a substitute  nominee that the Board of Directors selects.  At this time, the Board knows of no reason why any nominee might be unable to serve.

         The three  persons  receiving  the most votes at the meeting  will be elected as  directors.  Votes,  not cast at the meeting, either  because of abstentions or broker  non-votes,  are not considered in determining  the number of votes cast for the election of a nominee.

         The  following  table sets forth  personal  information  for each nominee and for each  director  continuing in office and the number of shares and percentage of the Common Stock he or she beneficially owns.

                                                  NOMINEES
                                                  --------
                                                                                 SHARES OF
                                                                                  COMMON
                                                                                   STOCK
                                           YEAR FIRST                          BENEFICIALLY
                           AGE               ELECTED                               OWNED
                            AT                 OR               TERM                AT             PERCENT
                         MARCH 17,          APPOINTED            TO              MARCH 17,           OF
            NAME           2003           DIRECTOR (1)         EXPIRE          2003 (2) (3)         CLASS
            ----           ----           ------------         ------          ------------         -----
  B. Keith Johnson          42                1997              2006              48,502            1.34%
  Diane E. Logsdon          60                2000              2006                 216             *
  John L. Newcomb, Jr.      48                2000              2006              12,936             *

                                       DIRECTORS CONTINUING IN OFFICE
                                       ------------------------------
  Robert M. Brown           63                1991              2004              16,599             *
  Wreno M. Hall             84                1979              2005              82,960            2.29%
  Walter D. Huddleston      76                1966              2005              74,030            2.04%
  J. Stephen Mouser         54                1997              2005               6,121             *
  Gail L. Schomp            49                2001              2004             170,836            4.71%
  J. Alton Rider            65                1987              2004              80,208            2.21%
  Michael L. Thomas         48                1997              2005               1,455             *

                                       NON-DIRECTOR EXECUTIVE OFFICERS
                                       -------------------------------
                                                                    Number of
                                                                    Unexercised
                                                                     Options
                                        Number of Shares of             at            Percent
                                      Common Stock Beneficially     12/31/2002          of
         Name               Age             Owned(2)(4)           (Exercisable)        Class
         ----               ---             -----------           -------------        -----
  Charles Chaney            51                 26,698                 6,000             *
  Anne Moran                50                    166                 5,000             *
  Larry Hawkins             47                    171                 3,300             *
------------------------------
*Represents less than 1%

(1)      Each  director  first  elected in 1990 or earlier  was first  elected as a director  of the Bank and became a director  of the
         Corporation on the date of its incorporation in June 1990.

(2)      Includes  shares  owned by spouses,  or as custodian  or trustee  over which the  director or  executive  officer  effectively exercises shared voting and investment power, unless otherwise indicated.

(3)      Includes 2,612 shares under the ESOP that have been allocated to Mr. Johnson.  Mr. Johnson votes         shares allocated to
         his account.

(4)      Includes 16,461 shares under the ESOP that have been allocated to executive officer  participants.  Each employee  participant votes shares allocated to his or her account.

         Listed below is  information  about the  directors and  executive  officers of the  Corporation.  Unless  otherwise  noted all directors and executive officers have held these positions for at least five years.

         Robert M. Brown,  owner of Brown Funeral Home for the past 30 years,  has served on the Board of Directors  for ten years.  He is a charter  member of the  Elizabethtown  A.M.  Rotary Club.  Mr. Brown is also active in the  National,  Kentucky and South  Central
Funeral  Directors  Association.  In addition,  he is an active  member of the Chamber of Commerce  and has served as a major  division chairman of Elizabethtown Community College's Partners in Progress fund raising campaign.

         Wreno M. Hall has served on the Board of Directors  for 23 years.  He is a retired  surgeon who spent 39 years  practicing  in
Elizabethtown.

         Walter D.  Huddleston  is  Chairman  of the Board and a former  two-term  member of the  United  States  Senate.  He began his professional  career  in  broadcasting  at WIEL in  Elizabethtown.  Today he owns and  operates  Walter  D.  Huddleston  Consulting,  a legislative  consulting firm located in  Elizabethtown  and Washington D.C. and is a former President of the  Elizabethtown  Chamber of
Commerce and Rotary Club.  Senator  Huddleston has received the U.S.  Central  Intelligence  Agency Medal of Honor and the  Outstanding
Young Man of Elizabethtown and Kentucky.  He has served on the Board of Directors since 1966.

         B. Keith Johnson was named  President and Chief  Executive  Officer of the  Corporation and the Bank on September 4, 1997. Mr.
Johnson joined the Bank as Comptroller in 1993 and was appointed  Executive Vice President in 1995.  Before joining the  Corporation he was a principal in the accounting  firm of Whelan,  Johnson,  Doerr,  Pike & Pawley P.S.C.,  where he was  extensively  involved in the firm's  financial  institution  practice.  He has been a  licensed  CPA since  1984.  Locally,  Mr.  Johnson  serves  on the  Executive
Committee of the Elizabethtown  Industrial Foundation,  Ft. Knox AUSA CORE Committee,  and the United Way of Central Kentucky Board. He
is also involved in various capacities with several other community/charitable organizations.

         Diane E. Logsdon is currently Vice President,  Planning and Development for Hardin Memorial  Hospital.  Mrs. Logsdon serves on numerous  community and charity Boards and is past  president of the  Elizabethtown-Hardin  County  Chamber of Commerce.  She is also a member of the Elizabethtown  Comprehensive  Plan Steering  Committee and Ft. Knox Chapter,  AUSA. She is a past recipient of the Athena
Award and has been  recognized  through many  leadership  awards.  She has been  honored as a Hall of Fame Award  recipient by both the
Chamber and the Elizabethtown Lions' Club.

         Stephen Mouser is President of Mouser Custom Cabinetry,  LLC, a family-owned  cabinet  manufacturer in Elizabethtown.  He is a member of the Better Business  Bureau,  the  Elizabethtown-Hardin  County Chamber of Commerce,  and a Board member of the United Way of
Central  Kentucky.  He is a former  President of the  Rineyville  Optimist Club and former Board Member of Lincoln Trail Home Builders'
Association.

         John L. Newcomb,  Jr. is President and Financial  Manager of Newcomb Oil Company,  a family  business that among other things, owns and operates  the Five Star Food Marts.  He serves as Vice  Chairman of the  Kentucky  Petroleum  Marketers  Association  and is a
member of the National Chevron Marketers  Council.  A lifelong resident of Nelson County,  Mr. Newcomb was elected as a director of the
Bank in 1999.

         J. Alton Rider has been the owner and  operator of Rider's  Men & Women  Clothing  Store in  Elizabethtown  since 1969.  He is past President of the Hardin County A.M. Rotary Club,  former Hardin County School Board member,  past Hardin County  Representative of the Kentucky  Retail  Association,  a current member of the National  Retail  Federation,  and is a member of the  Elizabethtown-Hardin
County Chamber of Commerce. He is former chairman of the Kentucky Retail Federation, and currently serves on the Board of Directors.

              Gail L. Schomp is the owner and operator of Carty and Carty,  Inc., a mail hauling  business that  specializes in freight hauling,  and  Lexington  Truck  Sales,  a new and used truck  dealership  for Volvo,  Isuzu and GMC.  She was employed by her family's business,  Langley  Trucking  Company until 1983. Mrs. Schomp also serves on the Executive  Committee of Kentucky Motor  Transportation
Association.

         Michael Thomas,  DVM, has been a partner in the  Elizabethtown  Animal  Hospital for 22 years.  Dr. Thomas is an active member of the American Veterinary Medical Association and the Kentucky Veterinary Medical Association.

Non-Director Executive Officers

         Charles Chaney has served as Chief  Operating  Officer and Chief  Financial  Officer since 1999. He joined the Bank in 1976 as
Banking Center Manager of the Munfordville Banking Center.

         Anne Moran has  served as Chief  Retail  Officer  since  1999.  Prior to joining  the Bank in 1999,  Ms.  Moran was a Regional
Manager for Bank One Corporation with 25 years of banking experience.

         Larry  Hawkins has served as Chief  Lending  Officer  since 2001.  He began serving as a Senior Loan Officer with the Radcliff
Banking Center in 2000.  Prior to joining the Bank, Mr. Hawkins was a Commercial Loan Officer with PNC Bank.

Meetings and Committees of the Board of Directors

         During the six months ended  December 31, 2002, the Board of Directors held seven  meetings.  All directors  attended at least
75% of the meetings of the Board and the committees to which they belonged.  The full Board of Directors of the  Corporation  acts as a nominating  committee for the annual  selection of nominees for election as  directors.  The Board of Directors met once during the six month  period  in its  capacity  as  nominating  committee.  While  the  Board of  Directors  will  consider  nominees  recommended  by shareholders, it has not actively solicited recommendations from the Corporation's shareholders for nominees.

         Nominations by  shareholders  must be submitted to the Corporate  Secretary in writing in accordance with procedures set forth in the  Corporation's  Articles of  Incorporation.  Notices  generally  must be  submitted  not less than 30 days nor more than 60 days before the date of the annual meeting and must include (i) the name, age, address,  principal  occupation and Common Stock ownership of the person to be nominated;  (ii) a description of all arrangements or  understandings  between the shareholder and the nominee and any other person or persons (naming such person or persons)  pursuant to which the nomination is to be made by the shareholder;  (iii) such other  information  regarding the nominee as would be required to be included in proxy  materials  filed under the applicable  rules of the SEC had the nominee been  nominated by the Board of Directors;  and (iv) the written  consent of the nominee to serve as a director of the Corporation if so elected.

          The notice must also include information about the shareholder  submitting the nomination  including name and address as they appear on the  Corporation's  books and the  number of shares of Common  Stock  owned by the  shareholder.  Copies of the  Articles  of
Incorporation  may be obtained  without charge upon written  request to Corporate  Secretary,  First Federal  Financial  Corporation of
Kentucky, 2323 Ring Road, Elizabethtown, Kentucky 42702-5006.

         The Board's Risk  Management  Committee is  responsible  for the  selection  and  oversight of the  Corporation's  independent auditors and reviews major financial,  accounting and internal auditing  policies.  This committee meets with the independent  auditors to discuss audit  findings and oversees the  Corporation's  financial  reporting  procedures.  The committee  also reviews  examination reports from bank regulatory  agencies and monitors policies  pertaining to conflicts of interest as they affect  directors,  officers, and employees.  The Risk Management  Committee,  composed of Directors Brown,  Mouser, and Rider, met twice during the six months ended
December  31,  2002.  The report of the Risk  Management  Committee  is on page 12. The  charter of the Risk  Management  Committee  is attached as an appendix to this proxy statement.

         The Board's Executive  Compensation Committee determines issues involving executive  compensation.  This committee is composed of Directors Huddleston, Hall, Mouser, and Newcomb and met two times during the six months ended December 31, 2002.

EXECUTIVE COMPENSATION

 Report of Executive Compensation Committee on Executive Compensation

         The  Corporation's  Executive  Compensation  Committee,  comprised  entirely of  independent,  directors,  is responsible  for reviewing all aspects of the Corporation and Bank's executive  compensation  program.  The Executive  Compensation  Committee's primary objective in structuring  executive  compensation is to provide a means of attracting and retaining  executives with the experience and capability of providing outstanding leadership to the Corporation and the Bank.

         The  Corporation's  and the  Bank's  executive  compensation  program,  described  in  greater  detail  below,  consists  of a competitive  base salary,  an incentive  bonus based on the attainment of annual  corporate  performance  objectives,  and  stock-based compensation awards.

         In  establishing  base salary  levels and  recommending  corporate  performance  objectives,  the Committee  reviews  relevant financial  results for the  Corporation,  including  growth in earnings,  the rate of return on assets,  and various other  measures of productivity and efficiency.  The Executive  Compensation  Committee also believes that stock-based  compensation,  in the form of ESOP awards and grants of stock  options,  can provide a  longer-term  incentive  by giving  executives,  employees,  and the  Corporation's shareholders a common interest in increasing long-term shareholder value.

Salaries
         The Executive  Compensation  Committee has  established a policy of providing base pay for  executives  that  approximate  the median  base pay  provided to  executives  of other  thrifts  and  financial  institutions  of similar  size.  Base pay  increases  for executives and all other employees are based on an evaluation of individual performance.

Bonus Incentive Compensation
         The Board of Directors  establishes  overall  corporate  performance  objectives each year, which can include specific targets for growth,  return on assets, and return on equity. When these objectives are met, all employees,  including executive officers,  earn an incentive bonus equal to a percentage of base pay.

Employee Stock Ownership Plan
         The Corporation  allocates shares of the Common Stock under the ESOP to all eligible employees,  including  executives,  based on a percentage of base pay  determined by the Board of Directors.  Under the ESOP,  executive  officers were allocated an aggregate of
138 shares of Common Stock during the six months ended December 31, 2002.

Stock Option and Incentive Plan
         The Board of Directors believes that grants of stock options and other forms of stock-based  incentive  compensation from time to time can help to attract,  retain and motivate  executive officers to improve long-term  shareholder value. The Corporation  adopted its 1998 Stock Option and  Incentive  Plan as a means of  increasing  the incentive  and  encouraging  the continued  employment of key employees by facilitating  their purchases of an equity interest in the Corporation.  The 1998 Plan authorizes  grants of stock options and stock  appreciation  rights to eligible  employees.  Awards are subject to vesting and forfeiture as determined by the Stock Option
Committee,  which  administers  the Plan.  During the six months ended  December 31,  2002,  there were no shares  granted to executive officers under the 1998 Plan.

Compensation of Chief Executive Officer
         In  establishing  Mr.  Johnson's  salary for 2002, the Executive  Compensation  Committee took into account the  Corporation's success in meeting its non-financial  and financial  performance goals during 2002. Mr. Johnson's annual base salary was increased from
$175,000  to $180,000  effective  January 1, 2003.  Mr.  Johnson  was also  allocated  51 shares of stock under the ESOP during the six months ended December 31, 2002.

                                           EXECUTIVE COMPENSATION COMMITTEE
                                          Walter D. Huddleston, Chairperson
                                                    Wreno M. Hall
                                                    Stephen Mouser
                                                 John L. Newcomb, Jr.

Summary Compensation Table

         The following table contains  information  concerning the  compensation  received by the Chief Executive  Officer and the next two most highly  compensated  executive officers of the Bank who earned at least $100,000 in salary and bonus for the fiscal year ended
June 30, 2002.  Also included is compensation received during the six months ended December 31, 2002.

                                                                                         Securities
                  Name and                                                               Underlying        All Other
             Principal Position                Year         Salary         Bonus         Options (#)     Compensation
             ------------------                ----         ------         -----         -----------     ------------
B. Keith Johnson                             Dec 2002     $  87,500      $  2,552           -             $17,434 (1)
President and CEO                              2002         172,000        32,548           -              32,116
                                               2001         165,000         6,372           -              33,875
                                               2000         157,500        10,313         20,000           30,468

Anne Moran                                   Dec 2002     $  54,000       $ 1,570           -             $ 3,230(1)
Senior Vice President                          2002         106,000        20,613           -               6,379
  and Chief Retail Officer                     2001         100,000         8,458           -               3,530
                                               2000          61,000        10,307         20,000              -

Charles Chaney                               Dec 2002     $  54,000      $  1,570           -             $ 3,230 (1)
Senior Vice President, CFO and COO             2002         104,000        20,541           -               6,223
                                               2001          93,000         2,743           -               5,586
                                               2000          81,000         5,247          5,000            4,651

----------------------------------
(1) Includes  matching  contributions to the Bank's 401(k)  Retirement Plan,  ($5,318 for B. Keith Johnson,  $3,230 for Anne Moran, and
$3,230 for Charles  Chaney),  director's  fees paid to Mr.  Johnson in the amount of $10,991,  and an auto  allowance of $1,125 for Mr.
Johnson.

Option Exercises in Last Six Months and Option Values at December 31, 2002

         The following  table contains  information  concerning the value of options held by the Chief  Executive  Officer and the next two most highly compensated executive officers as of the six months ended December 31, 2002.

                                                             Number of Securities Underlying        Value of Unexercised
                                                                 Unexercised Options at            In-the-Money Options
                                                                      December 31, 2002           at December 31, 2002 (2)
                                                           --------------------------------    ----------------------------
                      Shares Acquired         Value
        Name             on Exercise       Realized (1)    Exercisable       Unexercisable     Exercisable    Unexercisable
        ----             -----------       ------------    -----------       -------------     -----------    -------------
B. Keith Johnson             -0-             $  -0-          40,000              -0-            $276,600        $  -0-
Anne Moran                   -0-                -0-           5,000             15,000            10,500         31,500
Charles Chaney               -0-                -0-           6,000              4,000             5,490          3,660

 (1) Market price at time of exercise less exercise price.
 (2) Market value of underlying securities at December 31, 2002, $24.48 less exercise price.

Directors' Compensation

         Members  of the  Board of  Directors  of the  Corporation  receive a  monthly  fee of $371.  Members  of the  Bank's  Board of
Directors receive a monthly fee of $1,250.  No fees are paid for attendance at committee meetings.

Retirement Plan

         The Bank is a  participant  in the  Financial  Institutions  Retirement  Fund, a  multiple-employer  defined  benefit  pension plan-covering  employees  hired  before June 1, 2002.  Employees  hired on or after that date are not eligible  for  membership  in the fund.  Service credit for purposes of eligibility  and vesting is  retroactive to the date of employment.  Benefit  service is based on the date of enrollment into the plan and is calculated through February 28, 2003 when the plan was frozen.

         A qualifying  employee  becomes fully vested in the plan upon completion of five years' service or when the normal  retirement age of 65 is attained.  The plan is intended to comply with the  requirements  of Section 401(a) of the Internal  Revenue Code of 1986,
as amended  ("Code"),  as a "tax qualified"  defined benefits plan, and with the provisions of the Employee  Retirement Income Security
Act of 1974, as amended.

         The plan  provides  for monthly  payments  to each  participating  employee at normal  retirement  age.  The annual  allowance payable  under the plan is equal to 1.5% of the career  average  earnings  multiplied by the years of credited  service.  A participant who has attained the age of 45 and completed ten years of service may take an early  retirement and elect to receive a reduced  monthly benefit  beginning  immediately.  Mr.  Johnson,  Ms. Moran,  Mr.  Chaney,  and Mr. Hawkins have 8, 2, 25, and 1 years  respectively  of credited service under the plan.

         The following table indicates the annual  retirement  benefit payable under the plan based on various specified levels of plan compensation and various  specified years of credited  service as calculated  under the plan assuming  retirement at age 65 on December
31, 2002.  The IRS maximum annual benefit under the plan is limited to $152,091 per year.

                                                  YEARS OF BENEFIT SERVICE
        Career Average          ------------------------------------------------------------
         Compensation            15           20             25           30            35
         ------------            --           --             --           --            --
            10,000              2,300        3,000         3,800         4,500         5,300
            20,000              4,500        6,000         7,500         9,000        10,500
            30,000              6,800        9,000        11,300        13,500        15,800
            60,000             13,500       18,000        22,500        27,000        31,500
            90,000             20,300       27,000        33,800        40,500        47,300
           120,000             27,000       36,000        45,000        54,000        63,000
           150,000             33,800       45,000        56,300        67,500        78,800

Transactions with the Corporation and the Bank

         All loans to directors  and  executive  officers are approved by the Executive  Loan  Committee,  reviewed and ratified by the
Risk  Management  Committee  and  promptly  reported to the Board of  Directors.  They are made in the  ordinary  course of business on substantially  the same terms as those of comparable  transactions  prevailing at the time and do not involve more than the normal risk of collectability or contain other unfavorable terms.

                                                  COMPARATIVE STOCK PERFORMANCE GRAPH

         The graph below shows the  cumulative  total  return on the Common  Stock of the  Corporation  between  June 30, 1997  through
December 31, 2002  compared  with the  cumulative  total return of the NASDAQ Stock Market Index for U.S.  Companies  and the S&P Banks
Index over the same  period.  Cumulative  total  return on the stock or the index  equals the total  increase  in value  since June 30,
1997,  assuming  reinvestment  of all dividends paid into the stock or the index,  respectively.  The graph was prepared  assuming that
$100 was invested on June 30, 1997 in the Common Stock of the Corporation or in the indexes.

[GRAPHIC OMITTED]
                                            *100 INVESTED ON 6/30/97 IN STOCK OR INDEX-
                                            INCLUDING REINVESTMENT OF DIVIDENDS.
                                            FISCAL YEAR ENDING JUNE 30.

                                                   6/97    6/98     6/99     6/00     6/01     6/02    12/02
                                                   ----    ----     ----     ----     ----     ----    -----
               First Federal Financial
                 Corporation of Kentucky           100      158      129      112      102     149      159
               NASDAQ Stock Market - US            100      132      189      280      152     103       95
               S & P Banks                         100      137      137      101      136     142      130

                                                   RISK MANAGEMENT COMMITTEE REPORT

The Risk Management Committee has furnished the following report:

         It is the  responsibility  of management to prepare the  financial  statements  and the  responsibility  of Crowe,  Chizek and
Company LLP, the Corporation's  independent  auditors, to audit the financial statements in accordance with generally accepted auditing standards.  The  functions and  responsibilities  of the Risk  Management  Committee  are  described in the Risk  Management  Committee charter attached as an appendix to this proxy statement.

         In  connection  with its review of First  Federal  Financial  Corporation's  financial  statements  for the six  months  ended
December 31, 2002, the Risk Management Committee:

o        has reviewed and discussed the audited financial statements with management;

o        has discussed with the  independent  auditors the matters  required to be discussed by SAS 61  (Codification  of Statements on
         Auditing Standards, AU Section 380); and

o        has received the written  disclosures  and the letter from the  independent  accountants  required by  Independence  Standards
         Board Standard No. 1 (Independence  Standards Board Standard No. 1, Independence  Discussions with Audit Committees),  and has discussed with the independent accountant the independent accountant's independence.

              The Risk Management  Committee also discussed with  management and the  independent  auditors the quality and adequacy of the  Corporation's  internal  controls and the internal  audit  function's  organization,  responsibilities,  budget and staffing.  The
Committee reviewed with the independent auditors their audit plans, audit scope and identification of audit risks.

         Based on the review and discussions  referred to above,  the Risk Management  Committee  recommended to the Board of Directors that the audited  financial  statements be included in First  Federal  Financial  Corporation's  Annual Report on Form 10-K for the six
months ended December 31, 2002.

                                                        RISK MANAGEMENT COMMITTEE
                                                             Robert M. Brown
                                                             Stephen Mouser
                                                             J. Alton Rider

                                                    INDEPENDENT PUBLIC ACCOUNTANTS

         Representatives  of Crowe,  Chizek and Company LLP are  expected to be present at the annual  meeting and will be available to respond to  appropriate  questions  and will have the  opportunity  to make a  statement  if they  desire to do so.  Crowe,  Chizek and
Company LLP has served as the Corporation's independent public accountants and auditors since the 1999 fiscal year.

Audit Fees

         The aggregate fees incurred for professional  services  rendered by Crowe,  Chizek and Company LLP for the audit of our annual financial statements for the six months ended December 31, 2002 and the year ended June 30, 2002, were $38,875 and $56,175.

Audit-Related Fees

         The aggregate fees incurred for professional  services  rendered for audit-related  services by Crowe,  Chizek and Company LLP for the six months ended December 31, 2002 and the year ended June 30, 2002 were $2,325 and $1,700.

Tax Fees

         The aggregate fees incurred for professional  services rendered for tax-related  services by Crowe, Chizek and Company LLP for the six months ended December 31, 2002 and the year ended June 30, 2002 were $450 and $1,450.  Services for both periods  related to an
IRS examination and estimated payments.

All Other Fees

         The aggregate  fees incurred for services  rendered by Crowe,  Chizek and Company LLP,  other than the services  covered under the captions  "Audit Fees",  "Audit-Related  Fees",  and "Tax Fees" for the six months ended  December 31, 2002 were $5,520  related to corporate  governance  and SEC  advisory  services.  Fees for the year ended June 30, 2002 were $8,505 and related to trust  compliance matters.

         The Audit  Committee  of the Board of Directors  has  considered  whether the  provision  of the  services  covered  under the captions  "Financial  Information  Systems Design and Implementation  Fees" and "All Other Fees", above, is compatible with maintaining the principal accountant's independence.

                                        SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         The  Corporation's  officers,  directors and persons who own more than ten percent of the  outstanding  Common Stock must file reports  detailing their ownership of Common Stock,  and to furnish the  Corporation  with copies of all such reports.  Based solely on its review of the copies of such reports,  the  Corporation  believes that all of its officers and directors and all  stockholders  who own more than ten percent of the  Corporation's  outstanding  Common Stock have complied with the  reporting  requirements  for the six months ended December 31, 2002.

                                                    OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting  other than those  matters  described  above in this Proxy Statement.  However,  if any other matters should properly come before the Meeting,  it is intended that shares  represented by completed proxy cards will be voted in accordance with the judgment of the Board of Directors.

                                                    MISCELLANEOUS

         The cost of solicitation of proxy cards will be borne by the Corporation.  In addition to  solicitations  by mail,  directors, officers, and regular employees of the Corporation may solicit proxy cards personally or by telephone without additional compensation.

         The  Corporation's  Annual Report to  Shareholders,  including  financial  statements,  is being mailed to all shareholders of record as of the close of business on March 17,  2003.  The Annual  Report is not a part of the proxy  solicitation  material nor is it incorporated herein by reference.

                                                         SHAREHOLDER PROPOSALS

         Shareholders  proposals  to be  presented  at the 2004  Annual  Meeting  must be received by the  Corporate  Secretary  of the
Corporation no later than December 3, 2003 to be included in the proxy  statement for the 2004 Annual  Meeting.  Any such proposals and any  nominations  of  candidates  for  election of  directors  must comply with the  Corporation's  Articles of  Incorporation  and the requirements of the proxy rules adopted under the Securities  Exchange Act of 1934. The Corporation  expects to exercise  discretionary voting  authority  granted  under any proxy form which is properly  executed  and  returned to the  Corporation  on any matter that may properly come before the 2004 Annual  Meeting  unless  written  notice of the matter is delivered to the  Corporation  at its corporate offices, addressed to the Corporate Secretary of the Corporation, not later than April 13, 2004.

                                                              BY ORDER OF THE BOARD OF DIRECTORS

                                                              Rebecca S. Bowling
                                                              Corporate Secretary

Elizabethtown, Kentucky
April 1, 2003

                                                                         Appendix
                                                            Risk Management Committee Charter

                                                                  Purpose and Authority

The purposes of the Risk Management Committee (the "Committee") are to assist the Board of Directors in monitoring:

I.       The Corporation's accounting and financial reporting principles and policies and internal accounting and disclosure controls and procedures;
II.      The Corporation's internal audit function;
III.     The certification of the Corporation's quarterly and annual financial statements and disclosures and assessment of internal disclosure controls by the Corporation's Chief Executive Officer (CEO) and Chief Financial Officer (CFO);
IV.      The preparation of Corporation's consolidated financial statements and the independent external audit thereof; and
V.       The independence of the external auditors.

The  Committee  shall have sole  authority  to appoint or replace the  independent  auditors  (subject to, if sought or required by the
Board of Directors,  shareholder  ratification).  The Committee  shall be directly  responsible for the  compensation  and oversight of the  independent  auditors  (including  the  resolution of  disagreements  between  management and the  independent  external  auditors regarding  financial  reporting)  for the purpose of preparing  or issuing an audit report or related  work.  The  independent  auditor shall report directly to the Committee.  The Committee shall be responsible for evaluating the independence of the external auditor.

The  management of the  Corporation  is responsible  for the  preparation,  presentation  and integrity of  Corporation's  consolidated financial  statements.  Management is  responsible  for  maintaining  appropriate  accounting  and financial  reporting  principles and policies and internal  accounting and disclosure  controls and procedures  designed to assure compliance with accounting  standards and applicable laws and regulations.

The independent  auditors are responsible for planning and carrying out a proper audit of Corporation's  annual consolidated  financial statements,  reviews of Corporation's  quarterly consolidated financial statements prior to the filing of each quarterly report on Form
10-Q, and other procedures.

It is not the duty or  responsibility  of the Risk  Management  Committee  or its  members to conduct  "field  work" or other  types of auditing or accounting  reviews or  procedures  or to set auditor  independence  standards,  and each member of the Committee  shall be entitled to rely on:

     a.  The integrity of those persons and organizations within and outside the Corporation from which it receives information; and

     b.  The accuracy of the financial and other information  provided to the Committee by such persons or organizations  absent actual knowledge  to the  contrary  (which  shall be  promptly  reported  to the Board of  Directors),  and  representations  made by management  as to any  information  technology,  internal  audit and other  non-audit  services  provided  by the  independent external auditors to the Corporation.

                                    Composition of the Risk Management Committee

The Risk  Management  Committee  shall be comprised of at least three  members of the Board of  Directors,  each of whom shall meet the independence and experience  requirements of Section 10A(m)(3) of the Securities  Exchange Act of 1934, the Nasdaq Stock Market and the
rules of the Securities and Exchange  Commission  ("SEC"),  as those  requirements  may be  interpreted by the  Corporation's  Board of
Directors in its business judgment.

Each member of the  Committee  must be able to read and  understand  fundamental  financial  statements,  including  the  Corporation's consolidated  balance sheet,  income statement,  and cash flow statement.  If not required by the Nasdaq Stock Market,  the Corporation shall seek to have at least one member of the Committee who is a "financial expert" as defined by the rules of the SEC.

Members of the Risk Management  Committee shall be appointed  annually by majority vote of the Board of Directors and shall serve until the next annual meeting of the Board of Directors or until their successors shall be duly qualified and appointed.

                                      Meetings of the Risk Management Committee

The Risk Management Committee shall meet four times annually,  or more frequently if circumstances  dictate, to discuss with management the annual audited financial  statements and quarterly  financial results and the required  certifications of the CEO and CFO. At least annually,  the Committee should meet separately with the internal auditor and the independent external auditor,  without any members of management  being present,  to discuss any matters that the Risk Management  Committee or any of these persons or firms believes should be discussed privately.

The Risk Management  Committee may request any officer or employee of the Corporation,  or the Corporation's  independent  counsel,  or independent external auditors to attend a meeting or to meet with any members of or consultants to, the Risk Management Committee.

Members may participate in a Committee  meeting by means of conference call or similar  communications  equipment by means of which all persons participating in the meeting can hear each other.

                                 Responsibilities of the Risk Management Committee

         The Risk Management Committee, to the extent it deems necessary or appropriate, shall do the following:

I.       Overseeing Financial Reporting and Disclosures:

         a.   Review of Financial  Statements and  Disclosures.  The Risk Management  Committee shall review and discuss with management and the independent  auditor the annual audited and quarterly  unaudited  financial  statements and related disclosures to be included in the  Corporation's  annual,  quarterly  and other SEC reports  prior to filing,  including the results of the independent  auditor's reviews of quarterly  financial  statements,  and shall recommend to the Board whether the audited financial statements and related disclosures should be included in the Corporation's Form 10-K.

         b.   Financial  Reporting.  The Risk Management  Committee shall discuss with management and the independent  auditor  significant financial  reporting  issues and  judgments  made in  connection  with the  preparation  of the  Corporation's  financial statements,  including any significant  changes in the Corporation's  selection or application of accounting  principles, any major issues as to the adequacy of the  Corporation's  internal  controls and any special  steps  adopted in light of material control deficiencies.

         c.   Critical Accounting  Policies.  The Risk Management  Committee shall review and discuss quarterly reports from the independent auditors on (i) all critical accounting  policies and practices to be used, (ii) all alternative  treatments of financial information  with within  generally  accepted  accounting  principles  ("GAAP") that have been discussed with management, ramifications of the use of such alternative  disclosures and treatments,  and the treatment preferred by the independent auditor,  and (iii) other material written  communications  between the independent  auditor and management,  such as any management letter or schedule of unadjusted differences.

         d.   Disclosure  of  Off-Balance-Sheet  Transactions.  On a  quarterly  basis,  the Risk  Management  Committee  shall  review with management the Corporation's  compliance with the SEC's disclosure requirements regarding all material  off-balance-sheet transactions,  arrangements,  obligations  (including contingent  obligations) and other relationships of the Corporation with  unconsolidated  entities  or other  persons,  that  could have a material  current  or future  effect on  financial condition,  changes  in  financial  condition,  results of  operations,  liquidity,  capital  resources,  or  significant components of revenues or expenses.

         e.   Disclosure of Non-GAAP  Financial  Information.  On at least a quarterly  basis,  the Risk  Management  Committee  review with management the Corporation's  compliance with the SEC's disclosure  requirements  regarding the use of non-GAAP financial measures in SEC filings, press releases, or other disclosures.

         f.   Management  Certification of Financial  Statements and Disclosures,  and Assessment of Internal Controls.  The Risk Management
              Committee shall review the  Corporation's  procedures  designed to ensure that quarterly and annual financial  statements and disclosures,  required to be reported to the SEC, are accurate and complete.  This will include reviewing disclosures made to the  Committee  by the CEO and CFO during their  certification  process for the Form 10-K and Form 10-Q about any significant  deficiencies in the design or operation of internal  controls or material  weaknesses  therein and any fraud involving  management  or  other  employees  who have a  significant  role in the  Corporation's  internal  controls.  In reviewing and  considering the quarterly and annual  certifications  of the CEO and CFO, the Committee shall also obtain, review and consider any applicable reports issued by the internal auditor or the independent external auditor.

         g.   Real Time Issuer  Disclosures.  The  Committee  shall review the  Corporation's  procedures  for  compliance  with  applicable requirements of the SEC to report to the SEC real time (prompt)  disclosures of any material changes in the Corporation's financial condition or results of operations.

II.      Approval of Related Party Transactions:

The Risk  Management  Committee  shall  review and ratify all  Corporation  transactions  with  related  parties,  including  loans and extensions of credit,  fees and  commissions for services,  purchases or sales of assets,  rental  agreements,  and any other financial arrangements.  For purposes of this Committee  responsibility,  the definition of related parties will follow the definition of insider loans as provided in Regulation O, of the federal banking regulations.

III.     Approval of Expenses of Executive Management

All expenses of personnel  defined as executive  management  for purposes of  complying  with banking  regulations  (Reg.  O), shall be reported to the Committee on a quarterly basis.

IV.       Independence of the External Audito

The Risk  Management  Committee  has  exclusive  authority  to appoint or discharge  the  independent  external  auditor  (subject,  if appropriate,  to shareholder  ratification),  to determine the external auditor's compensation,  and to evaluate the external auditor's independence.  The external auditors shall submit to the Committee  annually a formal written  statement  delineating all relationships between the external auditors and the Corporation  ("Statement as to Independence"),  addressing each non-audit service provided to the
Corporation.

The  Committee  shall  pre-approve  all  permitted  non-audit  services  (including  the fees and terms  thereof)  be  provided  by the independent  external  auditor.  The pre-approval of audit and non-audit  services and fees of the independent  external auditor may be documented by a member of the Risk  Management  Committee  signing annual or periodic  engagement  letters that define in general terms the type of  services  to be  provided  and the  range of fees  that are  considered  acceptable  for such  services,  or as  otherwise documented  in the  minutes of the Risk  Management  Committee  meetings.  The actual  compensation  paid to the  independent  external auditor,  for all such pre-approved  services and fees, are to be reported to the Risk Management Committee by management on at least a quarterly basis.

V.       Internal and External Audit Plans:

The Committee should review the annual audit plans of the internal audit division and the independent  external auditor,  including the degree of coordination of the respective plans.

The Committee  should  inquire of the internal  auditor and  independent  external  auditor as to the extent to which the planned audit scope can be relied upon to detect  material  misstatements  in the  consolidated  financial  statements and other public  disclosures, weaknesses in internal accounting and disclosure controls,  and fraud.  Additionally,  the Committee should inquire regarding the audit plans of the internal auditor and independent  external auditor  regarding  electronic data processing and controls to ensure that such plans address the related impact on financial risk and internal controls.

VI.      External Audit Results

The Risk Management  Committee  should review with management the results of the independent  external  auditor's  quarterly  financial statement  reviews,  and review with  management and the independent  external  auditor the results of the annual  financial  statement audit.  The Committee  should also review with management and the independent  external  auditor their assessment of the quality of the
Corporation's  accounting  principles,  the adequacy of internal  accounting and  disclosure  controls and the resolution of identified significant  deficiencies  or material  weaknesses  and reportable  conditions in internal  accounting  and  disclosure  controls.  The
Committee should also review compliance with laws and regulations and other audit reports deemed significant by the Committee.

VII.      Committee Reports:

The Risk  Management  Committee  shall report  regularly to the Board of Directors  and shall issue a report for inclusion in the proxy statement for the  Corporation's  annual meeting of  shareholders  as required by SEC rules.  The Committee shall review and assess the adequacy of this Charter  annually and recommend  any proposed  changes to the Board of Directors  for  approval.  The Committee  shall annually review its own performance.

VIII.    Independent External Auditor Communication With the Risk Management Committee:

It is the  independent  external  auditor's  responsibility,  as required by generally  accepted  auditing  standards,  to make certain communications  to the  Committee  shall  on at least an  annual  basis.  Such  matters  include  the  independent  external  auditor's responsibility  under generally accepted auditing standards,  matters pertaining to the external auditor's  independence,  selection of or changes in significant  accounting  principles,  management's  judgments and significant  accounting  estimates,  significant  audit adjustments  posted or uncorrected,  the external auditors  responsibility  and consideration of other information that accompanies the audited  consolidated  financial  statements,  any disagreements  with management,  any difficulties  encountered during the audit, any consequential  illegal acts or  irregularities,  any major issues discussed with management prior to retention of the external auditors as auditors of the Corporation for the current fiscal year, or instances of management  consultation with other  accountants  regarding significant  accounting  or auditing  matters,  and any  management  advisory  services and fees provided by the  independent  external auditor.

IX.      Communication of Concerns to the Independent External Auditor:

The Risk Management  Committee shall be responsible for informing the independent  external auditor of any serious  concerns  regarding to the accuracy and integrity of the Corporation's  financial  reporting,  any serious concerns  regarding the honesty and integrity of the Corporation's  management,  and any serious concerns regarding the adequacy of the Corporation's internal accounting and disclosure controls.

X.       Internal Audit Supervision:

The Risk Management  Committee  should review the appointment and replacement of the senior internal  auditing  executive or outsourced internal audit service  provider.  At least annually,  the Committee  should evaluate the  effectiveness of the internal audit function and consider the need to make changes to ensure that the internal audit objectives are be met.

The Committee  should  review and approve the annual  internal  audit plans,  monitor the  completion  of these plans,  and approve any changes to the annual plans.  The Committee  should review the periodic  reports of internal audit division  activities,  including the opinion of the internal audit director or outsourced service provider regarding the adequacy of the Corporation's  internal  accounting and  disclosure  control  structure.  The Committee  should meet with the internal  audit  director or outsourced  service  provider to discuss the status of completion of the annual  internal  audit plans and the periodic  internal audit reports and to consider the need for further audit follow-up and investigation.

XI.      Fraud Reporting and Handling of Complaints:

The Risk Management Committee shall have the responsibility for establishing procedures for:

a.       The receipt,  retention,  and treatment of complaints received by the Corporation  regarding  accounting,  internal accounting controls, or auditing matters; and
b.       The  confidential,  anonymous  submission by employees of the  Corporation of concerns  regarding  questionable  accounting or auditing  matters.  The Committee shall also establish  procedures to ensure that no retaliation will be allowed to occur against anyone who reports potential fraud or a complaint in good faith.

XII.     New Accounting Pronouncements:

Changes in accounting  standards that have a material effect on the consolidated  financial  statements and new or changing regulations which will affect compliance  issues or the approach taken towards  evaluating the internal control  structure,  should be explained to the Committee by financial management, the internal auditor or the independent external auditor.

XII.  Continuing Education:

The Committee shall consider  appropriate  measures to better enable Committee members to carry out their  responsibilities,  such as a continuing director education program.

XIII.  Legal Matters:

The  Committee  should  meet  regularly  with the  Corporation's  general  in-house  legal  counsel  and outside  legal  counsel,  when appropriate,  to discuss  legal matters that have a significant  impact on the  Corporation's  consolidated  financial  statements.  An assessment of the Corporation's legal liability should be reviewed for any pending or threatened  litigation,  including  establishment of any appropriate  reserves or financial  disclosures  until the matter is adjudicated.  The Committee may retain legal counsel at its discretion without prior permission of the Board of Directors or its management at the expense of the Corporation.

XIV.  Areas Requiring Special Attention:

The Committee may request  detailed  reports from  management,  the independent  external  auditor,  or the internal auditor related to significant matters affecting the financial reporting process, internal controls, or other areas of special interest or concern.

                                      Authority to Engage Independent Advisors

The Risk Management  Committee shall have the authority to engage  independent legal counsel,  auditors,  or other advisors for special audits, reviews and other procedures as it determines necessary to carry out its duties.

                                                       Funding

The Corporation shall provide appropriate funding, as determined by the Risk Management Committee, for payment of compensation -
A)       To the registered  independent  external  auditor employed by the Corporation for the purpose of rendering or issuing an audit report; and
B)       To any advisors employed by the Committee.